Exhibit 10.5

DONNELLEY FINANCIAL SOLUTIONS, INC.

AMENDMENT TO

PERFORMANCE RESTRICTED STOCK AWARD

Amendment to Performance Restricted Stock Award (“Amendment”), dated as of             , 2017, by and between Donnelley Financial Solutions, Inc., a Delaware corporation (the “Company”) and             (“Grantee”).

WHEREAS, the Company and Grantee are parties to the Performance Restricted Stock Award, dated March 2, 2017 (the “Award Agreement”); and

WHEREAS, the Company and Grantee have determined it is in the best interests of the Company and the Grantee to amend certain provisions of the Award Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.	The first sentence of Section 2(c), “Vesting”, shall be deleted and replaced in its entirety with the following language:

“Notwithstanding anything provided in the 2016 PIP or any other agreement with Grantee to the contrary, upon the date of a Change in Control, each Performance Condition shall be deemed met at the target performance level with respect to each open Performance Period.”

2.	All other terms and conditions of the Award Agreement shall remain in full force and effect.

3.	This Amendment and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

DONNELLEY FINANCIAL SOLUTIONS, INC.

By:
Diane Bielawski
Chief Human Resources Officer

EXECUTIVE

By:
[Name]